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                                                                    Exhibit 21.1

      Subsidiaries of the Trust



      ENTITY                                               PLACE OF ORGANIZATION
      ------                                               ---------------------
      Alstar Realty LLC                                    New York
      Benjamin Franklin Hotel, Inc.                        Washington
      BW Hotel Realty, LP                                  Maryland
      Charleston Hotel Associates, LLC                     New Jersey
      Cincinnati Plaza Company                             Delaware
      CP Hotel Realty LP                                   Maryland
      Crystal City Hotel Associates, LLC                   New Jersey
      Edison Hotel Associates, LP                          New Jersey
      Emstar Realty LLC                                    Delaware
      Lauderdale Hotel Company                             Delaware
      Long Beach Hotel Associates, LLC                     New Jersey
      Novi Hotel Associates, LP                            Delaware
      Park Ridge Hotel Associates, LP                      Delaware
      Post Oak Westin Hotel Company                        Delaware
      Prudential HEI Joint Venture                         Georgia
      Santa Rosa Hotel Associates, LLC                     New Jersey
      Saunstar Land Co. LLC                                Delaware
      Sea-Tac Hotel Venture LLC                            Washington
      SLT Allentown LLC                                    Delaware
      SLT Arlington LLC                                    Delaware
      SLT Aspen Dean Street, LLC                           Delaware
      SLT Bloomington LLC                                  Delaware
      SLT Cabo San Lucas S. de R.L. de C.V.                Mexico
      SLT Cancun S. de R.L. de C.V.                        Mexico
      SLT Central Park South, LLC                          Delaware
      SLT CMBS I Holding LLC                               Delaware
      SLT CMBS I, Inc.                                     Delaware
      SLT CMBS I LLC                                       Delaware
      SLT Dania LLC                                        Delaware
      SLT DC Massachusetts Avenue, LLC                     Delaware
      SLT Financing Partnership                            Delaware
      SLT Houston Briar Oaks, LP                           Delaware
      SLT Indianapolis LLC                                 Delaware
      SLT Kansas City LLC                                  Delaware
      SLT Los Angeles LLC                                  Delaware
      SLT Mexico S. de R.L. de C.V.                        Mexico
      SLT Minneapolis LLC                                  Delaware
      SLT Palm Desert LLC                                  Delaware
      SLT Philadelphia LLC                                 Delaware
      SLT Puerto Vallarta S. de R.L. de C.V.               Mexico
      SLT Realty Company, LLC                              Delaware
      SLT Realty Limited Partnership                       Delaware
      SLT San Diego LLC                                    Delaware
      SLT Southfield LLC                                   Delaware
      SLT St. Louis LLC                                    Delaware
      SLT Tucson LLC                                       Delaware
      SLT Westwood Realty LLC                              Delaware
      South Coast Westin Hotel Company                     Delaware
      Starlex LLC                                          New York
      Starwood Atlanta II LLC                              Delaware
      Starwood Atlanta LLC                                 Delaware
      Starwood Mission Hills, L.L.C.                       Delaware
      Starwood Needham LLC                                 Delaware
      Starwood Waltham LLC                                 Delaware
      Townhouse Management, Inc.                           Delaware
      Virginia Hotel Associates, LP                        Delaware
      W&S Denver Corp.                                     Delaware
      W&S Lauderdale Corp.                                 Delaware
      W&S Realty Corp. of Arizona                          Arizona
      W&S Realty Corporation of Delaware                   Delaware
      W&S Seattle Corp.                                    Delaware
      Westin 200 LLC                                       Delaware
      Westin Bay Hotel Company                             Delaware
      Westin Denver Hotel Company                          Delaware
      Westin Denver LLC                                    Delaware
      Westin Indianapolis Hotel Company                    Delaware
      Westin Indianapolis LLC                              Delaware
      Westin MV Sport LLC                                  Delaware
      Westin New York Hotel Company                        Delaware
      Westin Philadelphia Downtown Hotel Company           Delaware
      Westin Philadelphia Hotel Company                    Delaware
      Westin Portland Hotel Company                        Delaware
      Westin San Antonio Resort Company                    Delaware
      Westin Sea-Tac Hotel Company                         Delaware
      Westin Seattle Hotel Company                         Washington
      Westin WC Sport LLC                                  Delaware